UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 21, 2021

BIOTECH ACQUISITION COMPANY
(Exact name of registrant as specified in its charter)

Cayman Islands	001-39935	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

545 West 25th Street, 20th Floor

New York, NY 10001

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 227-1905

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	BIOTU	The Nasdaq Stock Market LLC
Class A ordinary shares included as part of the units	BIOT	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	BIOTW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

On April 12, 2021, the staff (the “Staff”) of the Division of Corporation Finance of the Securities and Exchange Commission issued a public statement entitled “Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies” (the “Staff Statement”). The Staff Statement highlighted the potential accounting implications of certain terms that are common in warrants issued in connection with the initial public offerings and private placements of special purpose acquisition companies (“SPACs”), including the warrants issued by Biotech Acquisition Company (the “Company”) on January 28, 2021 in connection with the completion of the Company’s initial public offering and concurrent private placement. The Staff Statement reflected the Staff’s view that, in many cases, warrants issued by SPACs should be classified as liabilities for accounting purposes, rather than as equity, unless certain conditions are met.

On May 13, 2021, the Audit Committee of the Board of Directors of the Company determined, after discussion with the Company’s management and advisors, that the Company’s audited balance sheet as of January 28, 2021 included as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the SEC on February 3, 2021 (the “Prior 8-K”) should no longer be relied upon due to changes required to reclassify the Company’s warrants as liabilities in order to align the Company’s treatment of its warrants with the Staff Statement. The Company plans to reflect this reclassification in its upcoming Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2021, to be filed with SEC. In addition, the audit report of Marcum LLP included in the Company’s Prior 8-K should no longer be relied upon.

The Company does not expect the changes described above to have any impact on its cash position or the balance held in the trust account.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOTECH ACQUISITION COMPANY

By:	/s/ Michael Shleifer
	Name:	Michael Shleifer
	Title:	Chief Executive Officer

Dated: May 21, 2021